UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                 April 22, 2005

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200 Minneapolis, Minnesota		55402-3232
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                                 612-758-5200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02.     Departure of Directors or Principal Officers, Election of Directors; Appointment
                      of Principal Officers.

     (b) On April 22, 2005, Philip G. Heasley resigned from the Board of Directors of Fair Isaac Corporation (the “Company”) and the committees on which he served. Mr. Heasley’s resignation was based upon his now serving as chief executive officer of a company with certain products that are potentially competitive with the Company’s products.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By	/s/ Andrea M. Fike
Andrea M. Fike
Vice President and General Counsel

Date: April 28, 2005